UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2011

PolyOne Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center

33587 Walker Road

Avon Lake, Ohio 44012

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on December 23, 2011 (the “Original 8-K”), amends and restates in its entirety Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisition of ColorMatrix Group, Inc. (“CMG”) by PolyOne Corporation through a wholly-owned subsidiary on December 21, 2011. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired

The following financial statements of CMG are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference:

Audited Financial Statements

•	Report of Independent Auditors

•	Consolidated Balance Sheets as of December 31, 2010 and 2009;

•	Consolidated Statements of Operations for the years ended December 31, 2010 and 2009;

•	Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2010 and 2009;

•	Consolidated Statements of Cash Flows for the years ended December 31, 2010 and 2009; and

Unaudited Financial Statements

•	Unaudited Consolidated Balance Sheet as of September 30, 2011;

•	Unaudited Consolidated Statements of Operations for the nine months ended September 30, 2011 and 2010;

•	Unaudited Consolidated Statements of Stockholders’ Equity for the nine months ended September 30 2011; and

•	Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2011 and 2010.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2011; and

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2011 and the year ended December 31, 2010.

(d) Exhibits.

23.1	Consent of McGladrey & Pullen, LLP

99.1	Financial Statements of ColorMatrix Group, Inc. as of and for the years ended December 31, 2010 and 2009 and as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010

99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PolyOne Corporation

By:	/s/ Robert M. Patterson
Robert M. Patterson
Executive Vice President and Chief Financial Officer

Date: March 2, 2012

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of McGladrey & Pullen, LLP

99.1	Financial Statements of ColorMatrix Group, Inc. as of and for the years ended December 31, 2010 and 2009 and as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010

99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011

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